UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2004

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                 Other Events.

Departure of Executive Officer

Effective September 17, 2004, David J. Nicol, formerly President, Relocation Solutions Europe & Asia Pacific, resigned from SIRVA, Inc. (“SIRVA”) due to personal reasons.  Brian P. Kelley, President and CEO of SIRVA, will assume overall responsibility, with input from the local management teams, for Relocation Solutions in Europe and the United Kingdom, until a final determination is made with respect to the management structure in those regions.

Appointment of Executive Officer

On September 22, 2004, SIRVA issued a news release announcing that K. Allen Chan joined SIRVA as President, Relocation Solutions – Asia Pacific.  Mr. Chan will assume this position effective October 1, 2004.  The news release is included as Exhibit 99.1 to this report, and is incorporated herein by this reference.

Item 9.01                                   Financial Statements and Exhibits.

(c)                                Exhibits

Exhibit Number	Description
99.1	News release, dated September 22, 2004, of SIRVA, Inc., announcing that K. Allen Chan joined the company as President, Relocation Solutions – Asia Pacific.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: September 23, 2004
	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President and General Counsel